                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                     OF THE
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                       AND
                          REGISTRATION RIGHTS AGREEMENT

         This Amendment (the "Amendment" or "Amendment No. 1") is dated as of May 13, 2003, by and among Spectrum Pharmaceuticals, Inc., a Delaware corporation (the "Seller"), and each of the persons listed on Schedule 1B attached hereto. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Original Purchase Agreement or the Original Registration Rights Agreement, as appropriate (each as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Seller and each of the Purchasers is a party to that certain preferred stock and warrant purchase agreement dated as of April 29, 2003 (the "Original Purchase Agreement"), pursuant to which the Seller sold to the Purchasers an aggregate of 444 shares of the Seller's Series D 8% Cumulative Convertible Voting Preferred Stock, stated value $10,000 per share, par value $0.001 per share (the "Preferred Stock"), and Series D-1 Common Stock Purchase Warrants (the "Series D-1 Warrants") entitling the holders thereof to purchase up to an aggregate of 944,681 shares of the Seller's common stock, $0.001 par value per share (the "Common Stock"), at an exercise price of $3.00 per share and Series D-2 Common Stock Purchase Warrants (the "Series D-2 Warrants" and, collectively with the Series D-1 Warrants, the "Series D Warrants" or the "Warrants") to purchase up to an aggregate of 944,681 shares of Common Stock at an exercise price of $3.50 per share (in each case subject to adjustment as more fully set forth in the Original Purchase Agreement and in the Warrants);

         WHEREAS, pursuant to the Original Purchase Agreement, the Seller and each of the Purchasers entered into that certain registration rights agreement dated May 7, 2003 (the "Original Registration Rights Agreement"); SCO Financial Group LLC (the "Advisor"), an affiliate of one of the Purchasers, is also a party to the Original Registration Rights Agreement and is joining in this Amendment only with respect to the Original Registration Rights Agreement;

         WHEREAS, the Seller desires to sell, and the Purchasers desire to purchase from the Seller, the numbers of shares of Preferred Stock, and Series D-1 Warrants and Series D-2 Warrants entitling the holders thereof to purchase the numbers of shares of Common Stock, set forth on Schedule 1A attached hereto; and

         WHEREAS, the Seller and Purchasers desire to amend the Original Purchase Agreement and the Original Registration Rights Agreement in the manner and on the terms and conditions set forth in this Amendment, and, as so amended, to confirm the continuing validity and enforceability thereof;

         NOW, THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. ORIGINAL PURCHASE AGREEMENT DEFINED TERMS. The following capitalized terms as used in the Original Purchase Agreement are hereby amended as set forth below. Any inconsistency with the definitions of such terms as set forth in the Original Purchase Agreement shall be construed in accordance with the provisions of this Amendment.

                  "Agreement" means the "Original Purchase Agreement" as amended by this Amendment.

                  "Conversion Shares" is hereby amended to include the shares of Common Stock which are acquirable upon conversion of the Preferred Stock issued or issuable pursuant to this Amendment, as is listed on Schedule 1A attached hereto.

                  "Dividend Shares" is hereby amended to include the shares of Common Stock issued as dividends on the additional Preferred Stock issued pursuant to this Amendment, as is listed on Schedule 1A attached hereto.

                  "Preferred Stock" is hereby amended to include the additional shares of Preferred Stock issued pursuant to this Amendment, as is listed on
Schedule 1A attached hereto.

                  "Registration Rights Agreement" means the Original Registration Rights Agreement as amended by this Amendment.

                  "Warrants" is hereby amended to include the additional warrants issued or to be issued pursuant to this Amendment, as is listed on
Schedule 1A attached hereto.

                  "Warrant Shares" is hereby amended to include the additional shares of Common Stock or other securities acquirable upon exercise of the additional Warrants issued or to be issued pursuant to this Amendment, as is listed on Schedule 1A attached hereto.

         2. ORIGINAL REGISTRATION RIGHTS AGREEMENT DEFINED TERMS. The following capitalized terms as used in the Original Registration Rights Agreement are hereby amended as set forth below. Any inconsistency with the definitions of such terms as set forth in the Original Registration Rights Agreement shall be construed in accordance with the provisions of this Amendment.

                  "Agreement" means the "Original Registration Rights Agreement" as amended by this Amendment.

                  "Placement Agent Warrants" is hereby amended to include the warrants issued or issuable to SCO Financial Group LLC, and/or its designees, pursuant to that certain financial advisory agreement between the Company and SCO Financial Group LLC, dated February 1,

2003, as a result of the sale of securities by the Seller pursuant to this Amendment.

                  "Purchase Agreement" means the "Original Purchase Agreement" as amended by this Amendment.

                  "Registrable Securities" is hereby amended to include the Conversion Shares, Dividend Shares and Warrant Shares acquirable upon conversion or exercise of the Preferred Stock and Warrants issued or issuable pursuant to this Amendment, and the Warrant Shares issuable upon conversion of the Placement Agent Warrants issued on account of the sale of the additional Securities pursuant to this Amendment.

         3. PURCHASE AND SALE OF ADDITIONAL PREFERRED STOCK AND WARRANTS. The Original Purchase Agreement is hereby amended to add a new Section 1.4 which reads in its entirety as follows:

         "1.4 PURCHASE AND SALE OF ADDITIONAL PREFERRED STOCK AND WARRANTS. On the terms and subject to the conditions set forth in this Agreement (as amended by Amendment No. 1 dated as of May 13, 2003, of this Agreement and the Registration Rights Agreement (the "Amendment No. 1")), at the Second Closing (as hereinafter defined), the Seller will sell and each of the Purchasers will purchase (i) the Preferred Stock in the amounts set forth on Schedule 1A hereto, and (ii) the numbers of Warrants set forth on Schedule 1A hereto."

         4. PURCHASE PRICE. The Original Purchase Agreement is hereby amended to add a new Section 2.4 which reads in its entirety as follows:

         "2.4 ADDITIONAL PURCHASE PRICE. The aggregate purchase price of the Securities purchased at the Second Closing to be paid by the Purchasers to the Seller to acquire the additional shares of Preferred Stock and the Warrants shall be the total amount set forth on Schedule 1A hereto."

         5. THE SECOND CLOSING. The Original Purchase Agreement is hereby amended to add a new Section 2.5 which reads in its entirety as follows:

         "2.5 THE SECOND CLOSING. The closing with respect to the Securities to be purchased that are listed on Schedule 1A (the "Second Closing") shall take place at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th Floor, New York, New York, on the date of execution of Amendment No.1. The date on which the Second Closing occurs is herein called the "Second Closing Date." All proceedings to be taken and all documents to be executed at the Second Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed."

         6. SECOND CLOSING DELIVERIES. The Original Purchase Agreement is hereby amended to add a new Section 2.6 which reads in its entirety as follows:

         "2.6 SECOND CLOSING DELIVERIES.



                  "(A) DELIVERIES BY THE SELLER. At the Second Closing, the Seller shall deliver or cause to be delivered to each of the Purchasers the following:

                  "1. One or more certificates evidencing the aggregate number of shares of the Preferred Stock, duly authorized, issued, fully paid and non-assessable, as is indicated on Schedule 1A for such Purchaser, registered in the name of such Purchaser, in such denominations as is indicated on Schedule 1A for such Purchaser;

                  "2. One or more Warrants in the form of Exhibit B hereto, registered in the name of such Purchaser, in such denominations as is indicated on Schedule 1A for such Purchaser, pursuant to which such Purchaser shall be entitled to purchase an aggregate of that number of shares of Common Stock as is indicated on Schedule 1A for such Purchaser.

                  "3. A legal opinion of Seller's Counsel in form and substance reasonably satisfactory to the Purchasers.

                  "4. A certificate of the Secretary of the Seller (the "Second Secretary's Certificate"), in form and substance satisfactory to the Purchasers, certifying as follows:

                           "(i) that the Certificate of Increase of the Seller in the form attached hereto as Exhibit E has been duly filed in the office of the Secretary of State of the State of Delaware;

                           "(ii) that the Certificate of Incorporation and Bylaws of the Company have not been amended or otherwise modified since the date of the Second Secretary's Certificate delivered at the Closing, except as amended or modified by the Certificate of Designation and the Certificate of Increase, and said Certificate of Incorporation and Bylaws, including the Certificate of Designation and the Certificate of Increase, are in full force and effect;

                           "(iii) that attached to the Second Secretary's Certificate are true and complete copies of the resolutions of the Board of Directors of the Seller authorizing the execution, delivery and performance of Amendment No.1, and that said resolutions, and the resolutions of the Board of Directors and Placement Committee of the Board of Directors with respect to this Agreement and the Registration Rights Agreement, are in full force and effect, except as modified by the resolutions of the Placement Committee and/or Board of

                           Directors with respect to Amendment No.1;

                           "(iv) that the names and true signatures of the officers of the Seller authorized to sign Amendment No.1 and all other documents to be delivered in connection with Amendment No. 1 on behalf of the Seller are the same as set forth in the Secretary's Certificate delivered at the Closing.

                  "5. A wire transfer representing the Purchasers' reasonable legal fees and expenses as described in Section 9.15 hereof; such fee may, at the election of the Seller, be paid out of the funds due from the Purchasers at the Second Closing.

                  "6. Proof of due filing with the Secretary of State of the State of Delaware of the Certificate of Increase of the Seller.

                  "(b) At the Second Closing, each of the Purchasers shall deliver or cause to be delivered to the Seller the payment of the purchase price set forth opposite such Purchaser's name on Schedule 1A, in cash by wire transfer of immediately available funds to an account designated in writing by Seller."

         7. FEES AND EXPENSES. The Original Purchase Agreement is hereby amended to add a new Section 9.15 which reads in its entirety as follows:

                  "9.15 AMENDMENT NO. 1 FEES AND EXPENSES. The Seller shall be responsible for the payment of the Purchasers' reasonable legal fees and expenses relating to the preparation and negotiation of Amendment No.1."

         8. EXHIBIT E. The Original Purchase Agreement is hereby amended to add Exhibit E attached hereto.

         9. SCHEDULE 1A AND SCHEDULE 1B. The Original Purchase Agreement is hereby amended to add the Schedule 1A attached hereto and the Original Registration Rights Agreement is hereby amended to add the Schedule 1B attached hereto.

         10. REPRESENTATIONS AND WARRANTIES. The Seller, by entering into this Amendment, hereby certifies that the representations and warranties of the Seller contained in the Original Purchase Agreement and in any certificate delivered by the Seller pursuant thereto are true and correct in all material respects (except to the extent such representations and warranties contain a materiality qualification, in which case they are true and correct in all respects) at and as of the date hereof as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date); and each of the Purchasers, by entering into this Amendment, hereby certifies that the representation and warranties of such Purchaser contained in the Original Purchase Agreement are true and correct at and as of the date hereof as if made at and as of such time.

         11. NASDAQ STOCK MARKET. The Seller, by entering into this Amendment, hereby certifies that the staff of the Nasdaq Stock Market has verbally confirmed to the Seller that (i) it has reviewed this Amendment, the Certificate of Increase, the Purchase Agreement, the form of Certificate of Designation, form of Series D-1 Warrant, form of Series D-2 Warrant, form of Placement Agent Warrant and form of Registration Rights Agreement, and (ii) on the basis of such review, approval by the stockholders of the Seller of the issuance of the Preferred Stock, the Warrants, the Conversion Shares, the Dividend Shares and the Warrant Shares, including without limitation the Securities to be issued at the Second Closing and the Securities issued pursuant to the Original Purchase Agreement, is not required, and the Seller has not received from such staff any oral or written information or advice contrary to such verbal confirmation.

         12. GOVERNING LAW, JURISDICTION AND VENUE. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and enforced in accordance with the laws of the State of New York without reference to the choice of law principles thereof. This Amendment shall be subject to the exclusive jurisdiction of the Federal and State Courts located in New York County, New York. The parties to this Amendment agree that any breach of any term or condition of this Amendment shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Amendment or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal or State Courts located in New York County, New York has been brought in an inconvenient forum.

         13. NO FURTHER AMENDMENT. Except as set forth herein, the Original Purchase Agreement and the Original Registration Rights Agreement remain in full force and effect without amendment.

         14. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

                            [SIGNATURE PAGES FOLLOW:]

         IN WITNESS WHEREOF, the undersigned Purchasers and the Seller have caused this Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement dated April 29, 2003, and the Registration Rights Agreement dated May 7, 2003, to be duly executed as of the date first above written.

                                    SELLER:

                                    SPECTRUM PHARMACEUTICALS, INC.

                                    By:  /s/ Rajesh C. Shrotriya
                                         ------------------------
                                         Rajesh C. Shrotriya, M.D.
                                         Chairman, President and Chief Executive
                                         Officer

                             OMNIBUS SIGNATURE PAGE
                                       OF
                                 AMENDMENT NO. 1
                                     OF THE
                         SPECTRUM PHARMACEUTICALS, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                       AND
                          REGISTRATION RIGHTS AGREEMENT

         The undersigned hereby executes and delivers Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement, to which this signature page is attached, which, together with all counterparts of the Amendment and signature pages of the other parties named in said Amendment, shall constitute one and the same document in accordance with the terms of the Amendment.

                                Print Name: North Sound Legacy Fund LLC
                                            --------------------------------

                                By:         /s/ Thomas McAuley
                                            --------------------------------
                                Name:       Thomas McAuley
                                            --------------------------------
                                Title:      Chief Investment Officer
                                            --------------------------------

                                Address:    c/o North Sound Capital LLC
                                            --------------------------------
                                            53 Forest Avenue, Suite 202
                                            --------------------------------
                                            Old Greenwich, CT 06870
                                            --------------------------------
                                Telephone:  203-967-5700
                                            --------------------------------
                                Facsimile:  203-967-5701
                                            --------------------------------
                                SOC/EIN#:   XX-XXXXXXX

                                Number of Shares of Series D Preferred Stock

                                Purchased   1
                                           ---

                                Series D-1 Warrants Purchased 2,128
                                                              -----

                                Series D-2 Warrants Purchased 2,128
                                                              -----

                                Aggregate Purchase Price  $10,000
                                                          -------

                             OMNIBUS SIGNATURE PAGE
                                       OF
                                 AMENDMENT NO. 1
                                     OF THE
                         SPECTRUM PHARMACEUTICALS, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                       AND
                          REGISTRATION RIGHTS AGREEMENT

         The undersigned hereby executes and delivers Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement, to which this signature page is attached, which, together with all counterparts of the Amendment and signature pages of the other parties named in said Amendment, shall constitute one and the same document in accordance with the terms of the Amendment.

                  Print Name: North Sound Legacy Institutional Fund LLC
                              -----------------------------------------

                  By:         /s/ Thomas McAuley
                              ---------------------------------------------
                  Name:       Thomas McAuley
                              ---------------------------------------------
                  Title:      Chief Investment Officer
                              ---------------------------------------------

                  Address:    c/o North Sound Capital LLC
                              ---------------------------------------------
                              53 Forest Avenue, Suite 202
                              ---------------------------------------------
                              Old Greenwich, CT 06870
                              ---------------------------------------------
                  Telephone:  203-967-5700
                              ---------------------------------------------
                  Facsimile:  203-967-5701
                              ---------------------------------------------
                  SOC/EIN#:   XX-XXXXXXX

                  Number of Shares of Series D Preferred Stock

                  Purchased    12
                             -----

                  Series D-1 Warrants Purchased 25,532
                                                ------

                  Series D-2 Warrants Purchased 25,532
                                                ------



                  Aggregate Purchase Price  $120,000
                                            --------

                             OMNIBUS SIGNATURE PAGE
                                       OF
                                 AMENDMENT NO. 1
                                     OF THE
                         SPECTRUM PHARMACEUTICALS, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                       AND
                          REGISTRATION RIGHTS AGREEMENT

         The undersigned hereby executes and delivers Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement, to which this signature page is attached, which, together with all counterparts of the Amendment and signature pages of the other parties named in said Amendment, shall constitute one and the same document in accordance with the terms of the Amendment.

                         Print Name: North Sound Legacy International Ltd.
                                     ---------------------------------------
                         By:         /s/ Thomas McAuley
                                     ---------------------------------------
                         Name:       Thomas McAuley
                                     ---------------------------------------
                         Title:      Chief Investment Officer
                                     ---------------------------------------

                         Address:    c/o North Sound Capital LLC
                                     ---------------------------------------
                                     53 Forest Avenue, Suite 202
                                     ---------------------------------------
                                     Old Greenwich, CT 06870
                                     ---------------------------------------
                         Telephone:  203-967-5700
                                     ---------------------------------------
                         Facsimile:  203-967-5701
                                     ---------------------------------------
                         SOC/EIN#:   N.A. - Not U.S.
                                     --------------------

                         Number of Shares of Series D Preferred Stock

                         Purchased    12
                                    ------

                         Series D-1 Warrants Purchased 25,532
                                                       ------

                         Series D-2 Warrants Purchased 25,532
                                                       ------



                         Aggregate Purchase Price  $120,000
                                                   --------

                             OMNIBUS SIGNATURE PAGE
                                       OF
                                 AMENDMENT NO. 1
                                     OF THE
                         SPECTRUM PHARMACEUTICALS, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                       AND
                          REGISTRATION RIGHTS AGREEMENT

         The undersigned hereby executes and delivers Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement, to which this signature page is attached, which, together with all counterparts of the Amendment and signature pages of the other parties named in said Amendment, shall constitute one and the same document in accordance with the terms of the Amendment.

                              Print Name: OTA LLC
                                          ----------------------------------

                              By:         /s/ Richard M. Cayne
                                          ----------------------------------
                              Name:       Richard M. Cayne
                                          ----------------------------------
                              Title:      General Counsel
                                          ----------------------------------

                              Address:    c/o OTA LLC
                                          ----------------------------------
                                          One Manhattanville Road
                                          ----------------------------------
                                          New York, NY 10577
                                          ----------------------------------
                              Telephone:  914-694-5857
                                          ----------------------------------
                              Facsimile:  914-694-6335
                                          ----------------------------------
                              SOC/EIN#:   XX-XXXXXXX

                              Number of Shares of Series D Preferred Stock

                              Purchased     15
                                         -------

                              Series D-1 Warrants Purchased 31,915
                                                            ------

                              Series D-2 Warrants Purchased 31,915
                                                            ------



                              Aggregate Purchase Price  $150,000
                                                        --------

                             OMNIBUS SIGNATURE PAGE
                                       OF
                                AMENDMENT NO. 1
                                     OF THE
                         SPECTRUM PHARMACEUTICALS, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                      AND
                         REGISTRATION RIGHTS AGREEMENT

         The undersigned hereby executes and delivers Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement, to which this signature page is attached, which, together with all counterparts of the Amendment and signature pages of the other parties named in said Amendment, shall constitute one and the same document in accordance with the terms of the Amendment.

                             Print Name: ProMed Partners, L.P.
                                         -----------------------------------

                             By:         /s/ Barry Kurokawa
                                         -----------------------------------

                             Name:       Barry Kurokawa
                                         -----------------------------------
                             Title:      Managing Member
                                         -----------------------------------

                             Address:    237 Park Ave., 9th Floor
                                         -----------------------------------
                                         New York, NY 10017
                                         -----------------------------------
                             Telephone:  212-692-3626
                                         -----------------------------------
                             Facsimile:  212-692-3627
                                         -----------------------------------
                             SOC/EIN#:   XX-XXXXXXX

                             Number of Shares of Series D Preferred Stock

                             Purchased   5
                                        ---

                             Series D-1 Warrants Purchased 10,638
                                                           ------

                             Series D-2 Warrants Purchased 10,638
                                                           ------



                             Aggregate Purchase Price  $50,000
                                                       -------

                             OMNIBUS SIGNATURE PAGE
                                       OF
                                 AMENDMENT NO. 1
                                     OF THE
                         SPECTRUM PHARMACEUTICALS, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                       AND
                          REGISTRATION RIGHTS AGREEMENT

         The undersigned hereby executes and delivers Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement, to which this signature page is attached, which, together with all counterparts of the Amendment and signature pages of the other parties named in said Amendment, shall constitute one and the same document in accordance with the terms of the Amendment.

                                  Print Name: SCO Capital Partners LLC
                                              ------------------------------

                                  By:         /s/ Steven H. Rouhandeh
                                              ------------------------------

                                  Name:       Steven H. Rouhandeh
                                              ------------------------------
                                  Title:      Chairman
                                              ------------------------------

                                  Address:    1285 Avenue of Americas
                                              ------------------------------
                                              35th Floor
                                              ------------------------------
                                              New York, NY 10019
                                              ------------------------------
                                  Telephone:  212-554-4158
                                              ------------------------------
                                  Facsimile:  212-554-4058
                                              ------------------------------
                                  SOC/EIN#:   XX-XXXXXXX

                                  Number of Shares of Series D Preferred Stock

                                  Purchased     61
                                             --------

                                  Series D-1 Warrants Purchased 129,787
                                                                -------

                                  Series D-2 Warrants Purchased 129,787
                                                                -------



                                  Aggregate Purchase Price  $610,000
                                                            --------

                             OMNIBUS SIGNATURE PAGE
                                       OF
                                AMENDMENT NO. 1
                                     OF THE
                         SPECTRUM PHARMACEUTICALS, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                      AND
                         REGISTRATION RIGHTS AGREEMENT

         The undersigned hereby executes and delivers Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement, to which this signature page is attached, which, together with all counterparts of the Amendment and signature pages of the other parties named in said Amendment, shall constitute one and the same document in accordance with the terms of the Amendment.

                           Print Name: SDS Merchant Fund, L.P.
                                       -------------------------------------

                           By:         /s/ Scott E. Derby
                                       -------------------------------------

                           Name:       Scott E. Derby
                                       -------------------------------------
                           Title:      General Counsel
                                       -------------------------------------

                           Address:    c/o SDS Capital Partners, LLC
                                       -------------------------------------
                                       53 Forest Ave., Suite 202
                                       -------------------------------------
                                       Old Greenwich, CT 06870
                                       -------------------------------------
                           Telephone:  203-967-5850
                                       -------------------------------------
                           Facsimile:  203-967-5851
                                       -------------------------------------
                           SOC/EIN#:   XX-XXXXXXX

                           Number of Shares of Series D Preferred Stock

                           Purchased    25
                                      ------

                           Series D-1 Warrants Purchased 53,191
                                                         ------

                           Series D-2 Warrants Purchased 53,191
                                                         ------



                           Aggregate Purchase Price  $250,000
                                                     --------

                             OMNIBUS SIGNATURE PAGE
                                       OF
                                 AMENDMENT NO. 1
                                     OF THE
                         SPECTRUM PHARMACEUTICALS, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                       AND
                          REGISTRATION RIGHTS AGREEMENT

         The undersigned hereby executes and delivers Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement, to which this signature page is attached, which, together with all counterparts of the Amendment and signature pages of the other parties named in said Amendment, shall constitute one and the same document in accordance with the terms of the Amendment.

                                    Print Name: Xmark Fund, Ltd.
                                                ----------------------------

                                    By:         /s/ Mitchell D. Kaye
                                                ----------------------------

                                    Name:       Mitchell D. Kaye
                                                ----------------------------
                                    Title:      CIO
                                                ----------------------------

                                    Address:    152 West 57th Street
                                                ----------------------------
                                                21st Floor
                                                ----------------------------
                                                New York, NY 10019
                                                ----------------------------
                                    Telephone:  212-247-8200
                                                ----------------------------
                                    Facsimile:  212-247-1329
                                                ----------------------------
                                    SOC/EIN#:   XX-XXXXXXX

                                    Number of Shares of Series D Preferred Stock

                                    Purchased     25
                                               --------

                                    Series D-1 Warrants Purchased 53,191
                                                                  ------

                                    Series D-2 Warrants Purchased 53,191
                                                                  ------



                                    Aggregate Purchase Price      $250,000
                                                              ---------------

                                   SCHEDULE 1A
                                       TO
                                 AMENDMENT NO. 1
                                     OF THE
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                       AND
                          REGISTRATION RIGHTS AGREEMENT
         PURCHASERS AND SHARES OF PREFERRED STOCK AND WARRANTS PURCHASED

                                                                      Shares of         Shares of
                                                                      Common Stock      Common Stock
                                                     Shares of        Acquirable        Acquirable
                                                     Series D         under Series      under Series          Total
Name and Address of Purchase                         Preferred Stock  D-1 Warrants      D-2 Warrant      Purchase Price
----------------------------                         ---------------  ------------      -----------      --------------
North Sound Legacy Fund LLC                                1               2,128            2,128             $10,000
North Sound Legacy International Ltd.                     12              25,532           25,532            $120,000
North Sound Legacy Institutional Fund LLC                 12              25,532           25,532            $120,000
OTA LLC                                                   15              31,915           31,915            $150,000
ProMed Partners, L.P.                                      5              10,638           10,638             $50,000
SCO Capital Partners LLC                                  61             129,787          129,787            $610,000
SDS Merchant Fund, L.P.                                   25              53,191           53,191            $250,000
Xmark Fund Ltd.                                           25              53,191           53,191            $250,000

         Total                                           156             331,914          331,914          $1,560,000

                                   SCHEDULE 1B
                                       TO
                                 AMENDMENT NO. 1
                                     OF THE
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
                                       AND
                          REGISTRATION RIGHTS AGREEMENT

                                                                      Shares of       Shares of
                                                                      Common Stock    Common Stock
                                                     Shares of        Acquirable      Acquirable
                                                     Series D         under Series    under Series         Total
Name and Address of Purchaser                        Preferred Stock  D-1 Warrants    D-2 Warrant      Purchase Price
-----------------------------                        ---------------  ------------    -----------      --------------
North Sound Legacy Fund LLC                               1                2,128          2,128             $10,000
North Sound Legacy International Ltd.                    12               25,532         25,532            $120,000
North Sound Legacy Institutional Fund LLC                12               25,532         25,532            $120,000
OTA LLC                                                  15               31,915         31,915            $150,000
ProMed Partners, L.P.                                     5               10,638         10,638             $50,000
SCO Capital Partners LLC                                 61              129,787        129,787            $610,000
SDS Merchant Fund, L.P.                                  25               53,191         53,191            $250,000
Xmark Fund Ltd.                                          25               53,191         53,191            $250,000

         Total                                          156              331,914        331,914          $1,560,000

                                                                      Shares of
                                                                      Common Stock
                                                                      Acquirable
                                                                      under
                                                                      Placement
                                                                      Agent Warrants
                                                                      --------------
SCO Financial Group LLC                                   0               66,383              0                   0

                                    EXHIBIT E

                             CERTIFICATE OF INCREASE

                     [Filed as Exhibit 3.2 to this Form 8-K]